UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 21, 2003

C-COR.net Corp.

(Exact name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	0-10726 (Commission File Number)	24-0811591 (I.R.S. Employer Identification No.)

60 Decibel Road, State College, Pennsylvania (Address of principal executive offices)	16801 (Zip Code)

Registrant’s telephone number, including area code: (814) 238-2461

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Number	Description of Document

99.1	Press Release issued August 21, 2003

Item 12.	Results of Operations and Financial Condition

On August 21, 2003, C-COR.net Corp. issued a press release announcing its financial results for the fourth quarter of fiscal year 2003 along with its financial results for the year ended June 27, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The press release attached to this Form 8-K contains pro forma information that is not prepared in accordance with generally accepted accounting principles (GAAP). Investors are cautioned that pro forma measures are not to be construed as an alternative to GAAP. The Company’s management believes that such measures provide useful information to investors for meaningful comparison to prior periods and analysis of the critical components of its operating structure and results of operations, exclusive of charges that have resulted from purchase accounting transactions, restructuring charges and impairments of (recoveries on) certain assets.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR.NET CORP.
(Registrant)

August 21, 2003	By:	/s/ DAVID A. WOODLE
	Name:	David A. Woodle
	Title:	Chief Executive Officer